                     [Form of Preferred Stock Certificate]         Exhibit 4 (d)

__________ PREFERRED STOCK, SERIES ____   __________PREFERRED STOCK, SERIES ____

                          MERRILL LYNCH & CO., INC.

              Number                                            Shares

     ---------------------------                      --------------------------
                                                             CUSIP
THIS CERTIFICATE IS TRANSFERABLE
 IN NEW YORK, NEW YORK                                       SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

     THIS CERTIFIES THAT




     Is the owner of


FULLY-PAID AND NON-ASSESSABLE SHARES, PAR VALUE $1.00 PER SHARE OF _____________ PREFERRED STOCK, SERIES _____, OF

                           MERRILL LYNCH & CO., INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED

COUNTERSIGNED AND REGISTERED                           -------------------------
_______________, TRANSFER AGENT AND REGISTRAR            CHAIRMAN OF THE BOARD

     By:
        ----------------------------                   -------------------------
            AUTHORIZED OFFICER                                  SECRETARY
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                           MERRILL LYNCH & CO., INC.


     MERRILL LYNCH & CO., INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH MERRILL LYNCH & CO., INC. IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF MERRILL LYNCH & CO., INC. OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
            and not as tenants in common

UNIF GIFT ACT _______________________Custodian ________________________
                      (Cust)                          (Minor)
         under Uniform Gifts to Minor
         Act______________________________________________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,___________________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                        ]


- --------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                                                          Shares
- --------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
- ------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
      -------------------------------------


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              NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
              NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
              WHATEVER


SIGNATURE GUARANTEED BY:

- -------------------------------------------
NOTICE:  The signature(s) should
be guaranteed by an eligible
guarantor institution (banks,
stockbrokers, savings and loan
associations, and credit unions
with membership in an approved
signature guarantee medallion
program), pursuant to Rule 17Ad-15
under the Securities Exchange
Act of 1934.